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                                                Exhibit 99.1

    $uper $aver - A 401(k) Capital Accumulation Plan for Employees of Participating AMR Corporation Subsidiaries
 Certification Pursuant to Section 906 of the Sarbanes-Oxley
                         Act of 2002
   (Subsections (a) and (b) of Section 1350, Chapter 63 of
                Title 18, United States Code)


Pursuant to section 906 of the Sarbanes-Oxley Act  of  2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of AMR Corporation, a Delaware corporation (the
Company), does hereby certify, to such officer's knowledge, that:

The  Annual Report on Form 11-K for the year ended December
31,  2002  (the Form 11-K) of the $uper $aver  -  A  401(k)
Capital  Accumulation Plan for Employees  of  Participating
AMR Corporation Subsidiaries (the Plan) fully complies with
the   requirements  of  section  13(a)  or  15(d)  of   the
Securities Exchange Act of 1934 and information contained in the Form 11-K fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

Date:  June 27, 2003           /s/ Jeffrey C. Campbell
                           Jeffrey C. Campbell
                            Senior Vice President and Chief
                            Financial Officer, AMR Corporation
                            Chairman, Pension Asset Administration
                            Committee

Date:  June 27, 2003           /s/ Susan M. Oliver
                           Susan M. Oliver
                            Senior Vice President -  Human
                            Resources of AMR Corporation
                            Chairman, Pension  Benefits Administration
                            Committee



The  foregoing  certification  is  being  furnished  solely
pursuant to section 906 of the Sarbanes-Oxley Act  of  2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 11-K or as a separate disclosure document.













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